Exhibit 10 (b7-1)
AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 21
     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 25, 2005 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Point Loma Community Bank	Bank	California	1/1/2005

CAPITOL BANCORP LIMITED

Dated: January 25, 2005	By:	/s/ Joseph D. Reid Joseph D. Reid
Chairman and CEO

POINT LOMA COMMUNITY BANK

Dated: January 25, 2005	By:	/s/ Anthony Calabrese Anthony Calabrese
President and CEO

Exhibit 10 (b7-2)
AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 22
     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective June 1, 2005 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Peoples State Bank	Bank	Georgia	6/1/2005

CAPITOL BANCORP LIMITED

Dated: June 8, 2005	By:	/s/ Joseph D. Reid Joseph D. Reid
Chairman and CEO

PEOPLES STATE BANK

Dated: June 8, 2005	By:	/s/ Steve D. Watts Steve D. Watts
President

Exhibit 10 (b7-3)
AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 23
     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 1, 2005 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Bank of Michigan	Bank	Michigan	7/1/2005

CAPITOL BANCORP LIMITED

Dated: June 8, 2005	By:	/s/ Joseph D. Reid Joseph D. Reid
Chairman and CEO

BANK OF MICHIGAN

Dated: June 8, 2005	By:	/s/ George F. Mochmar George F. Mochmar
President and CEO

Exhibit 10 (b7-4)
AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 24
     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective June 22, 2005 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Bank of Bellevue	Bank	Washington	6/22/2005

CAPITOL BANCORP LIMITED

Dated: June 22, 2005	By:	/s/ Cristin Reid English Cristin Reid English
Chief Operating Officer

BANK OF BELLEVUE

Dated: June 22, 2005	By:	/s/ Andrew Barlass Andrew Barlass
President

Exhibit 10 (b7-5)
AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 25
     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 12, 2005, 2005 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Bank of Auburn Hills	Bank	Michigan	7/12/2005

CAPITOL BANCORP LIMITED

Dated: July 12, 2005	By:	/s/ Cristin Reid English Cristin Reid English
Chief Operating Officer

BANK OF AUBURN HILLS

Dated: July 12, 2005	By:	/s/ Neal Searle Neal Searle
President

Exhibit 10 (b7-6)
AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 26
     The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective September 6, 2005 adding the following participating employer at the end of the list contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Capitol Bancorp Leasing, Inc.	Leasing	Michigan	9/6/2005

CAPITOL BANCORP LIMITED

Dated: September 6, 2005	By:	/s/ Cristin Reid English Cristin Reid English
Chief Operating Officer

CAPITOL BANCORP LEASING, INC.

Dated: September 6, 2005	By:	/s/ Lee Hendrickson Lee Hendrickson
Chief Financial Officer